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                                                                    Exhibit 10.6

        HIGHLAND SPRAGUE ASSOCIATES LIMITED PARTNERSHIP
        -----------------------------------------------
                                  STANDARD FORM
                                  -------------
                            INDUSTRIAL BUILDING LEASE
                            -------------------------
                                 (Multi-Tenant)

SECTION 1: BASIC TERMS
           -----------

      This Section 1 contains the Basic Terms of this Lease between Landlord and Tenant, named below. Other Sections of the Lease referred to in this Section I explain and define the Basic Terms and are to be read in conjunction with the Basic Terms.

      1.1   Date of Lease: March 26, 2001
                           ---------

      1.2 Landlord: Highland Sprague Associates, L.P., a Massachusetts limited partnership

      1.3   Tenant: Maxwell Shoe Co., Inc.

      1.4 Premises: Approximately 52,000 square feet in the building commonly known as 101 Sprague Street, Hyde Park, MA as shown on the plan attached hereto as Exhibit "B".
                               -----------

      1.5   Property: See Exhibit "A".
                          -----------

      l.6 Lease Term: Ten (10) years ("Term"), commencing January 1 ,2002 ("Commencement Date") and ending December 31, 2011 ("Expiration Date").

      1.7 Permitted Uses: (See Section 4) Wholesale and retail sale and the warehousing of footwear, related merchandise and other "drygoods" merchandise (such as clothing or leather goods) for Tenant's business offices and sales showrooms (to the extent permitted by applicable laws and regulations), as well as, any other uses permitted by law provided that such other uses do not constitute a nuisance to other tenants.

      1.8   Tenant's Guarantor: (if none, so state) NONE.

      1.9   Brokers: (See Section 23; if none, so state) NONE.

      1.10  Security Deposit: None.

      1.11  Base Rent Payable by Tenant is:    Monthly Base Rent     Annual Rent
                                               -----------------     -----------

                Years 1-5                      $22,500.00            $270,000.00

                Years 6-10                     $24,166.67            $290,000.00

      1.12  Intentionally Deleted.

      1.13 Tenant's Proportionate Share: The ratio of the floor area of the Premises (52,000 s.f.) to the total floor area of the building (66,400 s.f.) which equals 78.3 percent (78.3%).

      1.14 Riders to Lease: The following riders are attached to and made a part of this Lease. (If none, so state)

SECTION 2: LEASE OF PREMISES; RENT
           -----------------------

      2.1 Lease of Premises for Lease Term. Landlord hereby leases the Premises
          --------------------------------
to Tenant, and Tenant hereby rents the Premises from Landlord, for the Term and subject to the conditions of this Lease.

      2.2 Types of Rental Payments. Tenant agrees to pay to Landlord the
          ------------------------
following Rent during the Term hereof:

            (a) Base Rent. Tenant shall pay to Landlord the Base Rent set forth
                ---------
            in Section


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            1.11 hereof, in monthly installments in advance, on the first day of each and every calendar month during the Term of this Lease.

            (b) Additional Rent. Tenant shall pay as Additional Rent to
                ---------------
            Landlord, Tenant's proportionate share of Utilities (to the extent not separately metered), Operating Expenses, and Taxes, (as those terms are defined in Section 3), as well as, any other amounts owed by Tenant hereunder.

      2.3 Commencement of Additional Rent. The Additional Rent commences to
          -------------------------------
accrue upon the Commencement Date. The Additional Rent payable hereunder for the Operating Years (as defined in Section 3) in which the Term begins and ends shall be prorated to correspond to that portion of said Operating Years occurring within the Term. Tenant's share of Operating Expenses and Taxes and any other sums due and payable under this Lease shall be adjusted upon receipt of the actual bills therefor and the obligations of this Section 2 shall survive the termination or expiration of the Lease.

      2.4 Payment of Additional Rent. The payment of Additional Rent shall be made in the following manner:

            (a) Utility Charges. Tenant shall pay for all Utilities (as defined
                ---------------
            in Section 3) when the same become due and payable and in the event, that said Utilities cannot be separately metered, Tenant shall pay for Tenant's Proportionate Share of such Utilities.

            (b) Estimated Additional Rent. Landlord shall have the right, if it
                -------------------------
            so elects, to reasonably estimate that portion of the Additional Rent pertaining to all Operating Expenses and Taxes for each Operating Year (the "Estimated Additional Rent"). The Estimated Additional Rent owing each month shall be that amount owing annually for Operating Expenses and Taxes divided by 12 (or the fractional portion of the Operating Year remaining at the time Landlord delivers its notice of estimated Operating Expenses and Taxes due from Tenant). If the aggregate amount of Estimated Additional Rent actually paid by Tenant during any Operating Year is less than Tenant's actual ultimate liability for that particular Operating



            Year, as determined pursuant to Section 2.3, Tenant shall pay the deficiency within thirty (30) days of demand. If the aggregate amount of Estimated Additional Rent actually paid by Tenant during a given Operating Year exceeds Tenant's actual liability for such Operating Year, the excess shall be credited against the Estimated Additional Rent due from Tenant during the immediately subsequent Operating Year, except that in the event that such excess is paid by Tenant during the final Lease Year, then upon the expiration of the Term, Landlord or Agent shall pay Tenant the then applicable excess promptly after determination thereof. No interest shall be payable to Tenant on account of such payments of Estimated Additional Rent and such payments may be commingled. The initial Estimated Additional Rent for each month of the current Operating Year is set forth in Section 1.12 of this Lease and Tenant shall have the right to perform an annual audit of the Operating Expenses and Taxes within thirty (30) days after the close of each Operating Year, at its sole cost and expense. Should such audit result in a ten per cent (10%) overcharge Landlord will be responsible for the cost of the audit.

      2.5   Late Payment. In the event any monthly installment of Base Rent or
            ------------
Additional Rent, or both, is not paid when due, a late charge in an amount equal to five percent (5%) of the then delinquent installment of Base Rent and/or Additional Rent (the "Late Charge"; the Late Charge, Base Rent and Additional Rent shall collectively be referred to as "Rent"), to Highland Sprague Associates, L.P. c/o First Highland Management, 65 Sprague St., Hyde Park, MA 02136 (or such other entity designated as Landlord's management agent, if any, and if Landlord so appoints such a management agent, the "Agent"), or pursuant to such other directions as Landlord shall designate in this Lease or otherwise in writing.

      2.6   Covenants Concerning Rental Payments. Tenant shall pay the Rent
            ------------------------------------
promptly when due, without notice or demand, and without any abatement, deduction or setoff, except as may otherwise be expressly and specifically provided in this Lease. No payment by Tenant, or receipt or acceptance by Agent or Landlord, of a lesser amount than the correct Rent shall be deemed to be other than a payment on account, nor shall any endorsement or statement on any check or letter accompanying any payment be deemed an accord or satisfaction, and Agent or Landlord may accept such payment without prejudice to its right to

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recover the balance due or to pursue any other remedy available to Landlord. If the Commencement Date occurs on a day other than the first day of a calendar month, the Rent due for the first calendar month of the Term shall be prorated on a per diem basis. and the Term will be extended to terminate at the end of the calendar month in which the Expiration Date stated in Section I 5 occurs.

SECTION 3: OPERATING EXPENSES
           ------------------

      3.1 Definitional Terms Relating to Additional Rent. For purposes of this
          ----------------------------------------------
Section and other relevant provisions of the Lease:

            (a) Operating Expenses. The term "Operating Expenses" shall mean all
                ------------------
      costs and expenses of every kind and nature paid or incurred with respect to the ownership, repair, maintenance and operation of the Premises, except as otherwise expressly agreed to in this Lease, including without limitation, the Tenant's share of such costs and expenses incurred with regard to the common areas, facilities and amenities of the Property which are equitably allocable to 101 Sprague Street based on square footage of 101 Sprague Street in relation to the square footage of the remaining buildings on the Property. Operating Expenses shall include without limitation the following costs or expenses for: (i) repairs and maintenance to the Premises and the Property, including all alterations and improvements to the common areas of the Property; (ii) for utilities, including heat, water, sewer, electricity, air conditioning and ventilation, provided to the common areas of the Property; (iii) daily cleaning and rubbish removal; (iv) providing watering, landscaping and lawn care for the Property; (v) sanding, plowing and removal of snow and ice from driveways, walkways and parking areas of the Property; (vi) security operation and repair of elevators (if any), lighting and any other equipment, fixtures or systems and of all repairs and replacements necessary to keep the Premises and the common areas of the Property in good working order, repair, appearance and condition; (vii) all premiums for casualty, workers' compensation, liability, boiler, flood and all other types of insurance provided by Landlord and relating to the Property; (viii) all compensation, fringe benefits, payroll taxes and workmen's compensation insurance premiums related thereto with respect to any employees of Landlord or its affiliates engaged in security and maintenance of the Property and prorated for time spent specifically on the Property; (ix) reasonable management costs related to the management and operation of the Property (originating from persons or management entities which may be affiliates of Landlord) which shall not exceed the market value of such similar management services provided to comparable commercial/ industrial properties in the Greater Boston area; (x) any capital improvements made by, or on behalf of, Landlord to the Property that are designed to reduce Operating Expenses, and (xi) all professional fees incurred in connection with the operation, management and maintenance of the Property, including reasonable attorney's fees and disbursements (exclusive of any such fees and disbursements incurred in tax abatement proceedings or the preparation or enforcement of leases) and reasonable auditing and other professional fees and expenses.

            Operating Expenses shall not include: (i) expenditures for capital improvements except as otherwise set forth in Section 3.l(a)(x) above;
      (ii) depreciation or amortization of the Property or any part thereof;
      (iii) expenditures for any alteration, renovation, redecoration, subdivision, layout or finish of any tenant space in the Building, including, but not limited to the Work Items (as that term is defined in Section 5.1); (iv) costs billed to or paid by any other tenant; (v) legal and other professional fees incurred by Landlord in connection with the leasing of space in the building and in connection with enforcing leases, or for any other matters not directly connected to the administration or operation of the Building; and (v) costs of any type relating to the development of the Building.

                  (b) Taxes. The term "Taxes," shall mean (i) all federal,
                      -----
      state, county, local, and municipal taxes, assessments, fees and charges of every kind or nature (other than Landlord's income taxes), whether general, special, ordinary or extraordinary, due at any time or from time to time, during the Term and any extensions thereof, in connection with the ownership, leasing, or operation of the Property, or of the personal property and equipment located therein or used in connection therewith; and (ii) any reasonable expenses incurred by Landlord in contesting such taxes or assessments and/or the assessed value of the Property. For purposes hereof, Taxes for any year shall be Taxes that are due for payment or paid in that year rather than Taxes that are assessed, become a lien, or accrue during such year.

                  (c) Utilities. The term "Utilities" shall mean all costs and
                      ---------
      charges associated with sewer, water, air-conditioning, ventilating, heat and electricity whether supplied to the Premises by the Landlord, a municipality, or utility company.

                  (d) Operating Year. The term "Operating Year" shall mean the
                      --------------
      calendar year commencing January 1st of each year (including the calendar year within which the Commencement Date occurs) during the Term.

SECTION 4: USE OF PREMISES AND COMMON AREAS; SECURITY DEPOSIT
           --------------------------------------------------

      4.1 Use of Premises. The Premises shall be used for the purpose(s) set
          ---------------
forth in Section 1.7 above and for no other purpose whatsoever. Tenant shall not, at any time, use or occupy, or suffer or permit anyone to use or occupy, the Premises, or do or permit anything to be done in the Premises, in any manner that may (a) violate any Certificate of Occupancy for the Premises or the Property or an Activity and Use Limitation recorded in Book 23949, Page 258 of the Suffolk County Registry of Deeds; (b) cause, or be liable to cause, injury to, or in any way impair the proper utilization of, all or any portion of the Property (including, but not limited to, the structural elements of the Property) or any equipment, facilities or systems therein; (c) constitute a violation of the laws and requirements of any public authority or the requirements of insurance bodies or the rules and regulations of the Property;
(d) impair or tend to impair the appearance of the Property; or (e) unreasonably annoy, inconvenience or disrupt the operations or tenancies of other tenants or users of the Property, if any.

      4.2 Use of Common Areas. As used herein, "Common Areas" shall mean all
          -------------------
areas within the Property that are available for the common use of tenants of the Property and that are not leased or held for the exclusive use of Tenant or other tenants or licensees, including, but not limited to, parking areas, driveways, sidewalks, loading areas, access roads, corridors, landscaping and planted areas. Tenant shall have the nonexclusive right to use the Common Areas for the purposes intended, subject to such reasonable rules and regulations as Landlord may uniformly establish from time to time. Tenant shall not interfere with the rights of any or all of Landlord, other tenants or licensees, or any other person entitled to use the Common Areas. Landlord, from time to time, may change any or all of the size, location, nature and use of any of the Common Areas although such changes may result in inconvenience to Tenant, so long as such changes do not materially and adversely affect Tenant's use of the Premises. In addition to the foregoing, Landlord may, at any time, close or suspend access to any Common Areas to perform any acts in the Common Areas as, in Landlord's reasonable judgment, are desirable to improve or maintain the Premises or Property or are required in order to satisfy Landlord's obligations under either or both of Sections 13.2 and 18; provided, however, that Landlord shall use reasonable efforts not to disrupt Tenant's use and operation of the Premises in connection therewith.

      4.3 Signage. Tenant shall not affix any sign of any size or character to
          -------
any portion of the Property, without prior written approval of Landlord, which approval shall not be unreasonably withheld or delayed. Tenant shall remove all signs of Tenant upon the expiration or earlier termination of this Lease and promptly repair any damage to either or both of the Property and the Premises caused by, or resulting from, such removal.

      4.4 Intentionally Deleted.
          ---------------------

SECTION 5: CONDITION AND DELIVERY OF PREMISES
           ----------------------------------

      5.1 Condition of Premises. Having occupied the Premises since 1991, Tenant
          ---------------------
agrees that it is familiar with the condition of the Premises and the Property and hereby accepts the foregoing on an "AS-IS," "WHERE-IS" basis. Tenant acknowledges that neither Landlord nor Agent nor any representative of Landlord has made any representation as to the condition or the suitability of the Property or Premises for Tenant's intended use. Tenant represents and warrants that Tenant has made its own inspection of the Premises. Except for those repairs and improvements expressly and specifically described in Exhibit "C" attached hereto (the "Work Items"), as well as those set forth in Section 13.2, neither Landlord, nor its Agent, shall be obligated to make any repairs, replacements or improvements (whether structural or otherwise) of any kind or nature to the Property or Premises in connection with, or in consideration of this Lease. Landlord agrees to make reasonable efforts to enforce, or cause Agent to enforce, upon Tenant's request, all manufacturer's or contractor's warranties, if any, issued in connection with any of the Work Items.

      5.2 Intentionally Deleted
          ---------------------

SECTION 6: SUBORDINATION; NOTICES TO SUPERIOR LESSORS AND MORTGAGEES; ATTORNMENT
           ---------------------------------------------------------------------

      6.1 Subordination. Provided that Tenant is provided with a reasonable and
          -------------
customary subordination, nondisturbance and attornment agreement duly executed by the holder of any mortgage or deed of trust or the landlord pursuant to any ground lease, this Lease shall be subject and subordinate at all times to all ground leases or underlying leases which may now exist or hereafter be executed affecting the Premises and/or the land upon which the Premises and Property are situated and to any mortgage or deed of trust which may now exist or be placed upon the Property, land, ground leases or underlying leases, or Landlord's interest or estate in any of said items, which is specified as security. Notwithstanding the foregoing, Landlord shall have the right to subordinate or cause to be subordinated any such ground leases or underlying leases or any such liens to this Lease. Tenant shall execute and deliver, upon demand by Landlord and in the form reasonably requested by Landlord, any additional documents evidencing the priority of subordination of this Lease with respect to any such ground leases or underlying leases or any such mortgage or deed of trust.

      6.2 Estoppel Certificates. Tenant agrees, from time to time and within ten
          ---------------------
(10) business days after request by Landlord, to deliver to Landlord, or Landlord's designee, an estoppel certificate stating such matters pertaining to this Lease as may be reasonably requested by Landlord. Failure by Tenant to timely execute and deliver such certificate shall constitute an acceptance of the Premises and acknowledgment by Tenant that the statements included therein are true and correct without exception. Landlord and Tenant intend that any statement delivered pursuant to this section may be relied upon by any prospective purchaser or mortgagee of the Property or of any interest therein or any other Landlord designee.


      6.3 Transfer for Landlord. In the event of a sale or conveyance by
          ---------------------
Landlord of the Property, the same shall operate to release Landlord from any future liability for any of the covenants or conditions, express or implied, herein contained in favor of Tenant, and in such event Tenant agrees to look solely to Landlord's successor in interest with respect thereto and agrees to attorn to such successor.

SECTION 7: QUIET ENJOYMENT. Subject to the provisions of this Lease, so long as
           ---------------
Tenant pays all of the Rent and performs all of its other obligations hereunder, Tenant shall not be disturbed in its possession of the Premises by Landlord, Agent or any other person lawfully claiming through or under Landlord. This covenant shall be construed as a covenant running with the Property and is not a personal covenant of Landlord.

SECTION 8: ASSIGNMENT SUBLETTING AND MORTGAGING
           ------------------------------------

      8.1 Prohibition. Tenant acknowledges that this Lease and the Rent due
          -----------
under this Lease have been agreed to by Landlord in reliance upon Tenant's reputation and creditworthiness and upon the continued operation of the Premises by Tenant for the particular use set forth in Section 4 above; therefore, Tenant shall not, whether voluntarily, or by operation of law, or otherwise: (a) assign or otherwise transfer this Lease; (b) sublet the Premises or any part thereof, or allow the same to be used or occupied by anyone other than Tenant; or (c) mortgage, pledge, encumber, or otherwise hypothecate this Lease or the Premises, or any part thereof, in any manner whatsoever, without in each instance obtaining the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed. Any purported assignment, mortgage, transfer, pledge or sublease made without the prior written consent of Landlord shall be absolutely null and void. No assignment of this Lease shall be effective and valid unless and until the assignee executes and delivers to Landlord any and all documentation reasonably required by Landlord in order to evidence assignee's assumption of all obligations of Tenant hereunder Any consent by Landlord to a particular assignment, sublease or mortgage shall not constitute consent or approval of any subsequent assignment, sublease or mortgage, and Landlord's written approval shall be required in all such instances. Any consent by Landlord to any assignment or sublease shall not be deemed to release Tenant from its obligations hereunder and Tenant shall remain fully liable for performance of all obligations under this Lease.

      8.2 Rights of Landlord. If this Lease is assigned, or if the Premises (or
          ------------------
any part thereof) are sublet or used or occupied by anyone other than Tenant, whether or not in violation of this Lease, Landlord or Agent may (without prejudice to, or waiver of its rights), collect Rent from the assignee, subtenant or occupant. Landlord or Agent may apply the net amount collected to the Rent herein reserved, but no such assignment, subletting, occupancy or collection shall be deemed a waiver of any of the provisions of this Section 8. With respect to the allocable portion of the Premises sublet, in the event that the total rent and any other considerations received under any sublease by Tenant is greater than the total Rent required to be paid, from time to time, under this Lease, Tenant shall pay to Landlord fifty percent (50%) of the net excess as received from any subtenant after deducting the reasonable expenses and commissions incurred by Tenant in subleasing the Premises, and such amount shall be deemed a component of the Additional Rent.

      8.3  Permitted Transfers. The provisions of Section 8.1(a) shall apply to
           -------------------
a transfer of a majority of the voting stock of Tenant or to any other change in voting control of Tenant (if Tenant is a corporation), or to a transfer of a majority of the general partnership interests in Tenant or managerial control of Tenant (if Tenant is a partnership), or to any comparable transaction involving any other form of business entity, whether effectuated in one (1) or more transactions, as if such transfer were an assignment of this Lease; but said provisions shall not apply to such a transfer, provided, in any of such events, the successor to Tenant (or any party remaining liable for the obligations of Tenant hereunder) (i) has a net worth at least equal to the net worth of Tenant as of the Commencement Date or (ii) remains a corporation which continues to own all, or substantially all, of Tenant's assets, or (iii) is a corporation or entity to which all or substantially all of Tenant's assets were transferred, provided that the surviving corporation or entity agrees in writing to be bound by all of the terms and conditions of this Lease, or (iv) is capable of satisfying Tenant's obligations hereunder, in Landlord's reasonable judgment. Any such permitted transferee shall execute and deliver to Landlord any and all documentation reasonably required by Landlord in order to evidence assignee's assumption of all obligations of Tenant hereunder.

SECTION 9: COMPLIANCE WITH LAWS
           --------------------

      9.1  Compliance with Laws. Tenant shall, at its sole expense (regardless
           --------------------
of the cost thereof), comply with all local, state and federal laws, rules, regulations and requirements now or hereafter in force and all judicial and administrative decisions pertaining thereto (collectively, "Laws") pertaining to the Premises or Tenant's use thereof, including, without limitation, any and all laws pertaining to Hazardous Materials (as hereinafter defined) or which otherwise deal with or relate to air or water quality, air emissions, soil or ground conditions or other environmental matters of any kind (collectively, "Environmental Laws") and the Americans with Disabilities Act, 42 U.S.C. ss.12101-12213, whether or not any of the foregoing were in effect at the time of the execution of this Lease. If any license or permit is required for the conduct of Tenant's business in the Premises, Tenant, at its expense, shall procure such license prior to the Commencement Date, and shall maintain in good standing such license or permit. Tenant shall give prompt notice to Landlord of any written notice it receives of the alleged violation of any law or requirement of any governmental or administrative authority with respect to the Premises or the use or occupation thereof. The judgment of any court of competent jurisdiction, or the admission of Tenant in any action or proceeding against Tenant, whether Landlord is a party thereto or not, that any such Law pertaining to the Premises has been violated, shall be conclusive of that fact as between Landlord and Tenant.

     9.2  Hazardous Materials. If during the Term (or any extension thereof) any
          -------------------
Hazardous Material (defined below) is generated, transported, stored, used, treated or disposed of at, to, from, on or in the Premises: (i) Tenant shall, at its own cost, at all times comply (and cause all others to comply) with all laws (federal, state or local) relating to Hazardous Materials, including, but not limited to, all Environmental Laws, and Tenant shall further, at its own cost, obtain and maintain in full force and effect at all times all permits and other approvals required in connection therewith; (ii) Tenant shall promptly provide Landlord or Agent with complete copies of all communications, permits or agreements with, from or issued by any governmental authority or agency (federal, state or local) or any private entity relating in any way to the presence, release, threat of release, or placement of Hazardous Materials on or in the Premises or any portion of the Property, or the generation, transportation, storage, use, treatment, or disposal at, on, in or from the Premises, of any Hazardous Materials; (iii) Landlord, Agent and their respective agents and employees shall have the right to enter the Premises upon reasonable notice and/or conduct appropriate tests for the purposes of ascertaining Tenant compliance with all applicable laws (including Environmental Laws), rules or permits relating in any way to the generation, transport, storage, use, treatment, disposal or presence of Hazardous Materials on, at, in or from the Premises, the Property or any portion thereof, and (iv) upon reasonable written request by Landlord or Agent, Tenant shall provide Landlord with the results of appropriate tests of air, water or soil to demonstrate that Tenant complies with all applicable laws, rules or permits relating in any way to the generation, transport, storage, use, treatment, disposal or presence of Hazardous Materials on, at, in or from the Property or any portion thereof. This Section 9.2 does not authorize the generation, transportation, storage, use, treatment or disposal of any Hazardous Materials at, to, from, on or in the Premises in contravention of this Section 9. Tenant covenants to investigate, clean up and otherwise remediate any release of Hazardous Materials caused, contributed to or created by Tenant or any of Tenant's Parties at its sole expense. Such investigation and remediation shall be performed only after Tenant has obtained Landlord's prior written consent; provided, however, that Tenant shall be entitled to respond immediately to an emergency without first obtaining such consent. All remediation shall be performed in strict compliance with Environmental Laws and to the satisfaction of Landlord. Tenant shall be liable for any and all conditions covered hereby, and for all costs relating thereto, which were caused or created by Tenant or any of Tenant's Parties. Tenant shall not be liable for any conditions covered hereunder resulting from Landlord's actions or those of Landlord's Indemnified Parties (as defined in Section 17.2.2) or the other former, current, or future tenants on the Property. Tenant shall not enter into any settlement agreement, consent decree or other compromise with respect to any claims relating to any Hazardous Materials in any way connected to the Premises without first obtaining Landlord's written consent and affording Landlord the reasonable opportunity to participate in any such proceedings. As used herein, the term "Hazardous Materials" shall mean any waste, material or substance (whether in the form of liquids, solids or gases, and whether or not air-borne) which is or may be deemed to be or include a pesticide, petroleum, asbestos, polychlorinated biphenyl, radioactive material, urea formaldehyde or any other pollutant or contaminant which is or may be deemed to be hazardous, toxic, ignitable, reactive, corrosive, dangerous, harmful or injurious, or which presents a risk to public health or to the environment, and which is or becomes regulated by any Environmental Law.

SECTION 10: INSURANCE
            ---------

      10.1  Insurance to be Maintained by Landlord. Landlord shall maintain (a)
            --------------------------------------
"all-risk" or "special form" property insurance covering the Property (at its full replacement cost), but excluding Tenant's Property (as defined in Section 12.2), and (b) commercial general public liability insurance covering Landlord for claims arising out of liability for bodily injury, death, personal injury, advertising injury and property damage occurring in and about the Property and otherwise resulting from any acts and operations of Landlord, its agents and employees, and (c) rent loss insurance (collectively, "Landlord's Policies"), all of the above with limits that are required by any lender(s) of Landlord, or as are otherwise reasonably determined by Landlord.

      10.2  Liability Insurance. Tenant shall purchase at its own expense and
            -------------------
keep in force during this Lease a policy or policies of (i) commercial general liability insurance, including personal injury and property damage, in the amount of not less than Two Million Dollars ($2,000,000.00) per occurrence and Five Million Dollars ($5,000,000.00) annual general aggregate per location, and comprehensive automobile liability insurance covering Tenant against any losses arising out of liability for personal injuries or deaths of persons and property damage occurring in or about the Premises and Property and (ii) "all-risk" or "special form" property insurance covering Tenant's property (and otherwise resulting from any acts or operations of Tenant). Said policies shall (a) name Landlord, Agent, and any party holding an interest to which this Lease may be subordinated as additional insureds on a primary basis, (b) be issued by an insurance company with a Best rating of A-X or better and otherwise reasonably acceptable to Landlord and licensed to do business in the state in which the Property is located, (c) provide that said insurance shall not be canceled or materially modified unless thirty (30) days' prior written notice shall have been given to Landlord, (d) provide coverage on an occurrence basis; (e) provide coverage for the indemnity obligations of Tenant under this Lease; (f) contain a severability of insured parties provision and a cross liability endorsement; (g) be primary, not contributing with, and not in excess of coverage which Landlord may carry; (h) a hostile fire endorsement; and (i) otherwise be in such form and include such coverages as Landlord may reasonably require. Said policy or policies or, at Landlord's option, Certificate of Insurance on the so-called "ACCORD" Form 27 evidencing said policies, shall be delivered to Landlord by Tenant upon commencement of the Lease and renewals thereof shall be delivered at least thirty (30) days prior to the expiration of said insurance.

      10.3  Waiver of Subrogation. To the extent permitted by law, and without
            ---------------------
affecting the coverage provided by insurance required to be maintained hereunder, Landlord and Tenant each waive any right to recover against the other for (a) damages for injury to or death of persons, (b) damages to property, (c) damages to the Premises or any part thereof or (d) claims arising by reason of the foregoing, to the extent such damages and claims are insured against or required to be insured against by Landlord or Tenant under this Lease. This provision is intended to waive, fully and for the benefit of each party, any rights and/or claims which might give rise to a right of subrogation by any insurance carrier. The coverage obtained by each party pursuant to this Lease shall include, without limitation, a waiver of subrogation by the carrier which conforms to the provisions of this section.

SECTION 11: ALTERATIONS
            -----------

      11.1  Procedural Requirements. Tenant may, from time to time, at its
            -----------------------
expense, make alterations or improvements in and to the Premises (hereinafter collectively referred to as "Alterations"), provided that Tenant first obtains the written consent of Landlord in each instance. Landlord's consent to Alterations shall not be unreasonably withheld, provided that: (a) the Alterations are non-structural and the structural integrity of the Property shall not be affected; (b) the Alterations are to the interior of the Premises;
(c) the proper functioning of the mechanical, electrical, heating, ventilating, air-conditioning ("HVAC"), sanitary and other service systems of the Property shall not be affected and the usage of such systems by Tenant shall not be increased; (d) the Alterations have no adverse effect on other leased premises in the Property; (e) Tenant shall have appropriate insurance coverage, reasonably satisfactory to Landlord, regarding the performance and installation of the Alterations; (f) the Alterations shall conform with all other requirements of this Lease; and (g) Tenant shall have provided Landlord with reasonably detailed plans (the "Plans") for such Alterations in advance of requesting Landlord's consent. In the event that Landlord consents to any proposed Alterations, Landlord shall specify in writing whether the Alterations shall be considered as real property belonging to Landlord upon termination of the Lease, or items of Tenant's personal property which shall be removed by Tenant upon termination of the Lease. Both parties agree that Landlord's description of such Alterations as either real or personal property shall be binding upon them. Additionally, before proceeding with any Alterations, Tenant shall (i) at Tenant's expense, obtain all necessary governmental permits and certificates for the commencement and prosecution of Alterations; (ii) submit to Agent, for Landlord's written approval, working drawings, plans and specifications and all permits for the work to be done and Tenant shall not proceed with such Alterations until it has received said approval; and (iii) cause those contractors, materialmen and suppliers engaged to perform the Alterations to deliver to Landlord certificates of insurance (on the so-called "ACCORD" Form 27) evidencing policies of commercial general liability insurance (providing the same coverages as required in Section 10.2(i) above) and workers compensation insurance. Such insurance policies shall satisfy the obligations imposed under Section 10.2(a) through (d), (f), (g) and (h). After obtaining Landlord's approval to the Alterations, Tenant shall give Landlord at least five
(5) days' prior written notice of the commencement of any Alterations at the Premises, and Landlord may elect to record and post notices of non-responsibility at the Premises.

      11.2  Performance of Alterations - Past and Present. Tenant hereby
            ---------------------------------------------
represents and warrants that any Alterations previously made to the Premises by or on Tenant's behalf, for so long as Tenant has occupied the Premises (except for the Work Items), were done in compliance with all applicable federal, state and local laws, ordinances, building codes and insurance requirements. To the extent that any Alterations were not performed in this manner, Tenant shall upgrade such Alterations so that they do conform with such requirements. Tenant further agrees that it shall cause all future Alterations to be performed in compliance with all applicable federal, state and local laws, ordinances, building codes and insurance, and with Landlord's reasonable rules and regulations or any other restrictions that Landlord or Agent may impose on the Alterations. Tenant shall cause the Alterations to be diligently performed in a good and workmanlike manner, using new materials and equipment at least equal in quality and class to the standards for the Property established by Landlord or Agent. Tenant shall obtain all necessary permits and certificates for final governmental approval of the Alterations and shall provide Landlord with "as built" plans, copies of all construction contracts, governmental permits and certificates and proof of payment for all labor and materials, including, without limitation, copies of paid invoices and final lien waivers.

      11.3  Lien Prohibition. Tenant shall pay when due all claims for labor and
            ----------------
            material furnished to the Premises in connection with the Alterations. Tenant shall not permit any mechanics or materialmen's liens to attach to the Premises, the Property, or Tenant's leasehold estate. Tenant, at its expense, shall procure the satisfaction or discharge of record of all such liens and encumbrances within thirty
            (30) days after the filing thereof; or, if acceptable to Landlord, in its reasonable determination, Tenant may procure (for Landlord's benefit) a bond or other protection against any such lien or encumbrance. In the event Tenant has not so performed, Landlord may, at its option, pay and discharge such liens and Tenant shall be responsible to reimburse Landlord, on demand and as Additional Rent under this Lease, for all costs and expenses incurred in connection therewith, together with interest thereon at the rate set forth in
            Section 22.3 below, which expenses shall include reasonable fees of attorneys of Landlord's choosing, and any costs in posting bond to effect discharge or release of the lien as an encumbrance against the Premises or the Property.

      12.1  Landlord's Property. Subject to Section 12.2 below, all fixtures,
            -------------------
machinery, equipment, improvements and appurtenances attached to, or built into, the Premises at the commencement of, or during the Term, whether or not placed there by or at the expense of Tenant, shall become and remain a part of the Premises; shall be deemed the property of Landlord (the "Landlord's Property"), without compensation or credit to Tenant; and shall not be removed by Tenant unless Landlord requests their removal. Further, any personal property in the Premises on the Commencement Date, movable or otherwise, unless installed and paid for by Tenant, shall be and shall remain the property of Landlord and shall not be removed by Tenant. In no event shall Tenant remove any of the following materials or equipment without Landlord's prior written consent: any power wiring or power panels, lighting or lighting fixtures, wall or window coverings, carpets or other floor coverings, heaters, air conditioners or any other HVAC equipment, fencing or security gates, or other similar building operating equipment and decorations.

      12.2  Tenant's Property. All movable non-structural partitions, business
            -----------------
and trade fixtures, machinery and equipment, communications equipment and office equipment, that are installed in the Premises by, or for the account of, Tenant without expense to Landlord and that can be removed without structural damage to the Property, and all furniture, furnishings and other articles of movable personal property owned by Tenant and located in the Premises (collectively, the "Tenant's Property") shall be and shall remain the property of Tenant and may be removed by Tenant at any tune during the Term, provided Tenant repairs or pays the cost of repairing any damage to the Premises or to the Property resulting from the installation and/or removal thereof. At or before the Expiration Date, or the date of any earlier termination, Tenant, at its expense, shall remove from the Premises all of Tenant's Property and any Alterations (except such items thereof as Landlord shall have expressly permitted, in writing, to remain, which property shall become the property of Landlord), and Tenant shall repair any damage to the Premises or the Property resulting from any installation and/or removal of Tenant's Property. Any other items of Tenant's Property that shall remain in the Premises after the Expiration Date, or following an earlier termination date, may, at the option of Landlord, be deemed to have been abandoned, and in such case, such items may be retained by Landlord as its property or be disposed of by Landlord, in Landlord's sole and absolute discretion and without accountability, at Tenant's expense.

SECTION 13: REPAIRS AND MAINTENANCE
            ------------------------

      13.1  Tenant Repairs and Maintenance. Throughout the Term, Tenant
            ------------------------------
covenants to maintain in good working order, condition, and repair, (reasonable wear and tear or damage by fire or other casualty excepted), the Premises, fixtures and appurtenances therein, including, plumbing, electrical and HVAC systems and their components, all doors, overhead or otherwise, glass and levelers located in the Premises or otherwise available on the Property for Tenant's sole use. Tenant shall also maintain, in full force and effect, a preventative maintenance and service contract with a reputable service provider for maintenance of the HVAC systems of the Premises. Tenant shall also be responsible for all cost and expenses incurred to perform any and all repairs and replacements (whether structural or non-structural; interior or exterior; and ordinary or extraordinary), in and to the Premises and the Property and the facilities and systems thereof, if and to the extent that the need for such repairs or replacements arises directly or indirectly from (a) the performance or existence of any Alterations, (b) the installation, use or operation of Tenant's Property in the Premises, (c) the moving of Tenant's Property in or out of the Property, or (d) any act, omission, misuse, or neglect of Tenant, any of its subtenants, or others entering into the Premises by act or omission of Tenant or any subtenant. Any repairs or replacements required to be made by Tenant to any or all of the structural components of the Property and the mechanical, electrical, sanitary, HVAC, or other systems of the Property or Premises shall be performed by appropriately licensed contractors approved by Landlord, which approval shall not be unreasonably withheld. All such repairs or replacements shall be subject to the supervision and control of Landlord, and all repairs and replacements shall be made with materials of equal or better quality than the items being repaired or replaced.

      13.1.1 If: (i) Tenant does not repair properly as required hereunder and to the reasonable satisfaction of Landlord, or (ii) Landlord, in the exercise of its reasonable discretion, determines that emergency repairs are necessary, or
(iii) repairs or replacements to the Premises are made necessary by any act or omission or negligence of Tenant, its agents, employees, subtenants, assignees, concessionaires, contractors, invitees, licensees or visitors, then in any of such events and in addition to any other remedies available to Landlord, Landlord may after notice to Tenant make such repairs, at Tenant's sole cost and expense, without liability to Tenant for any loss or damage that may accrue to Tenant's merchandise, fixtures or other property or to Tenant's business by reason thereof, and upon completion thereof, tenant shall reimburse Landlord upon demand for all such costs incurred by Landlord.

      13.2 Landlord Repairs. Notwithstanding anything contrary herein, Landlord
           ----------------
shall repair, replace and restore the foundation, exterior and interior load-bearing walls, roof structure and roof covering and tuckpointing of the Property; provided, however, that (i) all costs and expenses so incurred by Landlord to repair, replace and restore the above items which are not depreciable over the life of the Property shall constitute Operating Expenses; and (ii) in the event that any such repair, replacement or restoration is necessitated by any or all of the matters set forth in Clauses 13.1(a), (b), (c) or (d) (collectively, "Tenant Necessitated Repairs"), then Tenant shall be required to reimburse Landlord for all costs and expenses that Landlord incurs in order to perform such Tenant Necessitated Repairs, and such reimbursement shall be paid, in full, within ten (10) days after Landlord's delivery of demand therefor. Landlord agrees to commence the repairs, replacements or restoration described in this Section 13.2 within a reasonable period of time after receiving from Tenant written notice of the need for such repairs.

SECTION 14: UTILITIES. Tenant shall purchase all utility services from the
            ---------
utility or municipality providing such service; shall provide for scavenger, cleaning and extermination services; and shall pay for such services when payments are due. Tenant shall be solely responsible for the repair and maintenance of any meters necessary in connection with such services. Tenant's use of electrical energy in the Premises shall not, at any time, exceed the capacity of either or both of
(i) any of the electrical conductors and equipment in or otherwise servicing the Premises; and (ii) the HVAC systems of either or both of the Premises and the Property.

SECTION 15: INVOLUNTARY CESSATION OF SERVICES. Landlord reserves the right,
            ---------------------------------
without any liability to Tenant and without affecting Tenant's covenants and obligations hereunder, to stop service of the HVAC, electric, sanitary, elevator (if any), or other systems serving the Premises, or to stop any other services required by Landlord under this Lease, whenever and for so long as may be necessary by reason of (i) accidents, emergencies, strikes, or the making of repairs or changes which Landlord or Agent in good faith deems necessary or (ii) any other cause beyond Landlord's reasonable control. Further, it is also understood and agreed that Landlord or Agent shall have no liability or responsibility for a cessation of services to the Premises or to the Property that occurs as a result of causes beyond Landlord's or Agent's reasonable control. No such interruption of service shall be deemed an eviction or disturbance of Tenant's use and possession of the Premises or any part thereof, or render Landlord or Agent liable to Tenant for damages, or relieve Tenant from performance of Tenant's obligations under this Lease, including, but not limited to, the obligation to pay Rent; provided, however, that if any interruption of services persists for a period in excess of five (5) consecutive business days Tenant shall, as Tenant's sole remedy, be entitled to a proportional abatement of Rent to the extent, if any, of any actual loss of use of the Premises by Tenant.

SECTION 16: LANDLORD'S RIGHTS. Landlord, Agent and their respective agents,
            -----------------
employees and representatives shall have the right to enter and/or pass through the Premises at any time or times upon reasonable prior notice (except in the event of emergency): (a) to examine and inspect the Premises and to show them to actual and prospective lenders, prospective purchasers or mortgagees of the Property or providers of capital to Landlord and its affiliates; and (b) to make such repairs, alterations, additions and improvements in or to the Premises and/or in or to the Property or its facilities and equipment as Landlord is required or desires to make. Landlord and Agent shall be allowed to take all materials into and upon the Premises that may be required in connection with any repairs, alterations, additions or improvements, without any liability to Tenant and without any reduction or modification of Tenant's covenants and obligations hereunder; provided, however, that Landlord shall use reasonable efforts to avoid interference with Tenant's business operations and Tenant's occupancy and use of the Premises. During the period of six (6) months prior to the Expiration Date (or at any time, if Tenant has vacated or abandoned the Premises or is otherwise in default under this Lease), Landlord and its agents may exhibit the Premises to prospective tenants and whenever possible, Landlord shall make every effort to provide Tenant at least 24 hours prior notice before doing so. Additionally, Landlord and Agent shall have the following rights exercisable, without notice to Tenant, without liability to Tenant, and without being deemed an eviction or disturbance of Tenant's use or possession of the Premises or giving rise to any claim for setoff or abatement of Rent: (i) to designate and approve, prior to installation, all types of signs; (ii) to have pass keys, access cards, or both, to the Premises; and (iii) to decorate, remodel, repair, alter or otherwise prepare the Premises for reoccupancy at any time after Tenant vacates or abandons the Premises for more than thirty (30) consecutive days or with no intention of reoccupying the Premises.

SECTION 17: NON-LIABILITY AND INDEMNIFICATION
            ---------------------------------

      17.1 Non-Liability. Except as provided in Section 17.2.2, none of
           -------------
Landlord, Agent, any other managing agent, or their respective affiliates, owners, partners, directors, officers, agents and employees shall be liable to Tenant for any loss, injury, or damage, to Tenant or to any other person, or to its or their property, irrespective of the cause of such injury, damage or loss. Further, except as provided in Section 17.2.2, none of Landlord, Agent, any other managing agent, or their respective partners, directors, officers, agents and employees shall be liable (a) for any damage caused by other tenants or persons in, upon or about the Property, or caused by operations in construction of any public or quasi-public work; (b) with respect to matters for which Landlord is liable, for consequential or indirect damages purportedly arising out of any loss of use of the Premises or any equipment or facilities therein by Tenant or any person claiming through or under Tenant; (c) any latent defect in the Premises or the Property; (d) injury or damage to person or property caused by fire, or theft, or resulting from the operation of heating or air conditioning or lighting apparatus, or from falling plaster, or from steam, gas, electricity, water, rain, snow, ice, or dampness, that may leak or flow from any part of the Property, or from the pipes, appliances or plumbing work of the same.

      17.2 Indemnification.
           ---------------

            17.2.1 Tenant Indemnification. Tenant hereby indemnifies, defends,
                   ----------------------
      and holds Landlord, Agent and their respective affiliates, owners, partners, directors, officers, agents and employees (collectively, "Landlord Indemnified Parties") harmless from and against any and all Losses (defined below) arising from or in connection with (a) the conduct or management of either or both the Property and the Premises or any business therein, or any work or Alterations done, or any condition created (other than by Landlord) in or about the Premises during the Term or during the period of time, if any, prior to the Commencement Date that Tenant may have been given access to the Premises;

      (b) any act, omission or negligence of Tenant or its directors, officers, agents, employees, guests. invitees, contractors or successors (Tenant's Parties"); (c) any accident, injury or damage whatsoever (unless caused by the negligence or wilful misconduct of the Landlord or Landlord's Indemnified Parties or its agent or invitees), occurring in, at or upon either or both of the Property and the Premises; (d) any breach by Tenant of any of its warranties and representations under this Lease; (e) any actions necessary to protect Landlord's interest under this Lease in a bankruptcy proceeding or other proceeding under the Bankruptcy Code; (f) any violation or alleged violation by Tenant of any Law including, without limitation, any Environmental Law; (g) any breach of the provisions of
      Article 9 by Tenant or any of Tenant's Parties; (h) any Hazardous Use on, about or from the Premises or the Property of any Hazardous Materials; (i) claims for work or labor performed or materials supplies furnished to or at the request of Tenant; and (j) claims arising from any breach or default on the part of Tenant in the performance of any covenant contained in this Lease (collectively, "Tenant's Indemnified Matters"). In case any action or proceeding is brought against any or all of Landlord and the Landlord Indemnified Parties by reason of any of Tenant's Indemnified Matters, Tenant, upon notice from any or all of Landlord. Agent or any Superior Party (defined below), shall resist and defend such action or proceeding by counsel reasonably satisfactory to, or selected by, Landlord. The term "Losses" shall mean all claims, demands, expenses, actions, judgments, damages (whether direct or indirect, known or unknown, foreseen or unforeseen), penalties, fines, liabilities, losses of every kind and nature (including, without limitation, property damage, diminution in value of Landlord's interest in the Premises or the Property, damages for the loss or restriction on use of any space or amenity within the Premises or the Property, damages arising from any adverse impact on marketing space in the Property, sums paid in settlement of claims and any costs and expenses associated with injury, illness or death to or of any person), suits, administrative proceedings, costs and fees, including, without limitation, attorneys' and consultants' fees and expenses, and the costs of cleanup, remediation, removal and restoration, that are in any way related to any matter covered by the foregoing indemnity. In case Landlord shall be made a party to any litigation commenced by or against the Tenant, then Tenant shall protect, defend and hold Landlord harmless and shall pay all costs, expenses and reasonable attorney's fees of Landlord's attorneys incurred or paid by Landlord in connection with such litigation. The Landlord shall, at all times in any such litigation or proceeding, be represented by attorneys of its own selection. The provisions of this Section shall survive the expiration or termination of this Lease.

            17.2.2 Landlord Indemnification. Landlord hereby indemnifies,
                   ------------------------
            defends and holds Tenant harmless from and against any and all claims, losses, costs, damages (actual, but not consequential or speculative), judgments, causes of action, administrative proceedings and third party expenses (including, but not limited to, court costs and attorneys' reasonable fees) actually suffered or incurred by Tenant as the direct result of any negligent, willful or intentional acts or omissions of any or all of Landlord, Agent and any parties within the direct and sole control of either of Landlord or Agent. In the event that any action or proceeding is brought against Tenant, and the foregoing indemnity is applicable to such action or proceeding, then Landlord, upon notice from Tenant, shall resist and defend such action or proceeding by counsel reasonably satisfactory to Tenant. Notwithstanding anything to the contrary set forth in this Lease, however, in all events and under all circumstances, the liability of Landlord to Tenant shall be limited to the interest of Landlord in the Property, and Tenant agrees to look solely to Landlord's interest in the Property for the recovery of any judgment or award against Landlord, it being intended that Landlord shall not be personally liable for any judgment or deficiency. The provisions of this Section 17.2.2 shall survive the expiration or termination of this Lease.

      17.3 Force Majeure. The obligations of Tenant hereunder shall not be
           -------------
affected, impaired or excused, and Landlord shall have no liability whatsoever to Tenant, with respect to any act, event or circumstance arising out of (a) Landlord's failure to fulfill, or delay in fulfilling any of its obligations under this Lease by reason of labor dispute, governmental preemption of property in connection with a public emergency or shortages of fuel, supplies, or labor, or any other cause, whether similar or dissimilar, beyond Landlord's reasonable control; or (b) any failure or defect in the supply, quantity or character of utilities furnished to the Premises, or by reason of any requirement, act or omission of any public utility or others serving the Property, beyond Landlord's reasonable control.

SECTION 18: DAMAGE OR DESTRUCTION
            ---------------------

      18.1 Notification and Repair. Tenant shall give prompt notice to Landlord
           -----------------------
and Agent of (a) any fire or other casualty to the Premises or the Property, and
(b) any damage to or defect in any part or appurtenance of the Property's sanitary, electrical, HVAC, elevator or other systems located in or passing through the Premises or any part thereof. Subject to the provisions of Section
18.3 below, if the Property or the Premises is damaged by fire or other insured casualty, Landlord shall repair (or cause Agent to repair) the damage and restore and rebuild the Property and/or the Premises (except for Tenant's Property) with reasonable dispatch after (x) notice to it of the damage or destruction and (y) the adjustment of the insurance proceeds attributable to such damage. Subject to the provisions of Section 18.3 below, Tenant shall not be entitled to terminate this Lease and no damages, compensation or claim shall be payable by Landlord for purported inconvenience, loss of business or annoyance arising from any repair or restoration of any portion of the Premises or of the Property pursuant to this Section. Landlord (or Agent, as the case may be) shall use its diligent, good faith efforts to make such repair or restoration promptly and in such manner as not to unreasonably interfere with Tenant's use and occupancy of the Premises, but Landlord or Agent shall not be required to do such repair or restoration work except during normal business hours of business days.

      18.2 Rental Abatement. If (a) the Property is damaged by fire or other
           ----------------
casualty thereby causing the Premises to be inaccessible or (b) the Premises are partially damaged by fire or other casualty, the Rent shall be proportionally abated co the extent of any actual loss of use of the Premises by Tenant.

      18.3 Total Destruction. If the Property or the Premises shall be totally
           -----------------
destroyed by fire or other casualty, or if the Property shall be so damaged by fire or other casualty that (in the opinion of a reputable contractor or architect designated by Landlord) (i) its repair or restoration requires more than one hundred eighty (180) days or (ii) such repair or restoration requires the expenditure of more than fifty percent (50%) of the full insurable value of the Property immediately prior to the casualty or (iii) the damage (x) is less than the amount stated in (ii) above, but more than fifteen percent (15%) of the full insurable value of the Property; and (y) occurs during the last eighteen
(18) months of the Term, Landlord and Tenant shall each have the option to terminate this Lease (by so advising the other, in writing) within ten (10) days after said contractor or architect delivers written notice of its opinion to Landlord and Tenant, but in all events prior to the commencement of any restoration of the Premises or the Property by Landlord. In such event, the termination shall be effective as of the date upon which either Landlord or Tenant, as the ease may be, receives timely written notice from the other terminating this Lease pursuant to the preceding sentence. If neither Landlord nor Tenant timely delivers a termination notice, this Lease shall remain in full force and effect. If (A) any holder of a mortgage or deed of trust encumbering the Property or landlord pursuant to a ground lease encumbering the Property (collectively, "Superior Parties") or other party entitled to the insurance proceeds fails to make such proceeds available to Landlord in an amount sufficient for restoration of the Premises or the Property, or (B) the issuer of any casualty insurance policies on the Property fails to make available to Landlord sufficient proceeds for restoration of the Premises or the Property, then Landlord may, at Landlord's sole option, terminate this Lease by giving Tenant written notice to such effect within thirty (30) days after Landlord receives notice from the Superior Party or insurance company, as the case may be, that such proceeds shall not be made available, in which event the termination of this Lease shall be effective as of the date Tenant receives written notice from Landlord of Landlord's election to terminate this Lease. For purposes of this Section 18.3 only, "full insurable value" shall mean replacement cost, less the cost of footings, foundations and other structures below grade.

SECTION 19: EMINENT DOMAIN. If the whole, or any substantial portion, of the
            --------------
Property is taken or condemned for any public use under any Law or by right of eminent domain, or by private purchase in lieu thereof, and such taking would prevent or materially interfere with the Permitted Use of the Premises, either party shall have the right to terminate the Lease effective when the physical taking of said Premises occurs. If less than a substantial portion of the Property is so taken or condemned, or if the taking or condemnation is temporary (regardless of the portion of the Property affected), this Lease shall not terminate, but the Rent payable hereunder shall be proportionally abated to the extent of any actual loss of use of the Premises by Tenant. Landlord shall be entitled to any and all payment, income, rent or award, or any interest therein whatsoever, which may be paid or made in connection with such a taking or conveyance, and Tenant shall have no claim against Landlord for the value of any unexpired portion of this Lease. Notwithstanding the foregoing, any compensation specifically awarded to Tenant for loss of business or goodwill, or for its personal property, shall be the property of Tenant.

SECTION 20: SURRENDER AND HOLDOVER
            ----------------------

      On the last day of the Term, or upon any earlier termination of this Lease, or upon any re-entry by Landlord upon the Premises, (a) Tenant shall quit and surrender the Premises to Landlord "broom-clean" and in good order, condition and repair, except for ordinary wear and tear and such damage or destruction as Landlord is required to repair or restore under this Lease, and
(b) Tenant shall remove all of Tenant's Property therefrom, except as otherwise expressly provided in this Lease. The obligations imposed under the preceding sentence shall survive the termination or expiration of this Lease. If any repairs are required to be performed in, to or at the Premises (pursuant to the preceding sentence or any other applicable provision of this Lease) upon the expiration or termination of the Term, Tenant shall cause such repairs to be performed, to Landlord's reasonable satisfaction, within ten (10) business days after the date on which this Lease is terminated or expired. If Tenant fails to timely comply with the preceding sentence, then Landlord shall have the right to cause the repairs to be performed, at Tenant's expense, and all such expenses so incurred by Landlord shall bear interest (at the rate specified in the second sentence of ss.22.3) from the date the expense is incurred until the date paid, in full, by Tenant (inclusive of interest). If Tenant remains in possession after the Expiration Date hereof or after any earlier termination date of this Lease or of Tenant's right to possession: (a) Tenant shall be deemed a tenant-at-sufferance; (b) Tenant shall pay one hundred fifty percent (150%) of the aggregate of the Base Rent and Additional Rent last prevailing hereunder, and also shall pay all actual damages sustained by Landlord, directly by reason of Tenant's remaining in possession after the expiration or termination of this Lease; (c) there shall be no renewal or extension of this Lease by operation of law; and (d) the tenancy-at-will may be terminated upon thirty (30) days' written notice from Landlord. The provisions of this Section 20 shall not constitute a waiver by Landlord of any re-entry rights of Landlord provided hereunder or by law.

SECTION 21: EVENTS OF DEFAULT
            -----------------

      21.1 Bankruptcy of Tenant. It shall be a default by Tenant under this
           --------------------
Lease if Tenant makes an assignment for the benefit of creditors, or files a voluntary petition under any state or federal bankruptcy or insolvency law, or an involuntary petition alleging an act of bankruptcy or insolvency is filed against Tenant under any state or federal bankruptcy or insolvency law that is not dismissed within ninety (90) days, or whenever a petition is filed by or against (to the extent not dismissed within ninety (90) days) Tenant under the reorganization provisions of the United States Bankruptcy Cede or under the provisions of any law or like import, or whenever a petition shall be filed by Tenant under the arrangement provisions of the United States Bankruptcy Code or similar law, or whenever a receiver of Tenant, or of, or for, the property of Tenant shall be appointed, or Tenant admits it is insolvent or is not able to pay its debts as they mature.

      21.2 Default Provisions. Each of the following shall constitute a default
           ------------------
by Tenant under this Lease: (a) if Tenant fails to pay Rent or any other payment when due hereunder within five (5) days after notice of its failure to do so, unless such notice has been given on two or more occasions during the past twelve (12) months; or (b) if Tenant fails, whether by action or inaction, to timely comply with, or satisfy, any or all of the obligations imposed on Tenant under this Lease (other than the obligation to pay Rent) for a period of thirty
(30) days after Landlord's delivery to Tenant of written notice of such default under this subsection 21.2(b); provided, however, that if the default cannot, by its nature, be cured within such thirty (30) day period. but Tenant commences and diligently pursues a cure of such default promptly within the initial thirty
(30) day cure period, then Landlord shall not exercise its remedies under
Section 22 unless such default remains uncured for more than sixty (60) days after Landlord's notice.

SECTION 22: RIGHTS AND REMEDIES
            -------------------

      22.1 Landlord's Cure Rights Upon Default of Tenant. If Tenant defaults in
           ---------------------------------------------
the performance of any of its obligations under this Lease, Landlord, without thereby waiving such default, may (but shall not be obligated to) perform the same for the account, and at the expense of, Tenant upon compliance with any notice requirements and cure periods set forth in Section 21.2.

      22.2 Landlord's Remedies. In the event of any default by Tenant under this
           -------------------
Lease, Landlord, at its option, and after the proper notice and cure period, but without additional notice or demand from Landlord, if any, as provided in
Section 21.2 has expired, may, in addition to all other rights and remedies provided in this Lease, or otherwise at law or in equity: (a) terminate this Lease and Tenant's right of possession of the Premises; or (b) terminate Tenant's right of possession of the Premises without terminating this Lease; provided, however, that Landlord shall use its reasonable efforts, whether Landlord elects to proceed under Subsections (a) or (b) above, to relet the Premises, or any part thereof for the account of Tenant, for such rent and term and upon such terms and conditions as are acceptable to Landlord. In the event of the termination of this lease by Landlord pursuant to (a) above, Landlord shall be entitled to recover from Tenant (i) all damages and other sums that Landlord is entitled to recover under any provision of this Lease or at law or in equity, including, but not limited to, all fixed dollar amounts of Base Rent and Additional Rent accrued and unpaid for the period up to and including such termination date; (ii) all other additional sums payable by Tenant, or for which Tenant is liable, or in respect of which Tenant has agreed to indemnify Landlord, under any of the provisions of this Lease, that may be then owing and unpaid; (iii) all costs and expenses (including, without limitation, court costs and attorneys' reasonable fees) incurred by Landlord in the enforcement of its rights and remedies under this Lease; and (iv) any damages provable by Landlord as a matter of law including, without limitation, an amount equal to the positive difference, if any, between (x) the discounted
                                                                    ----------
present value (at 6% per annum) of the Base Rent provided to be paid for the
-------------------------------
remainder of the Term (measured from the effective termination date of this Lease) and (y) the fair market rental value of the Leased Premises (determined at the date of termination of this Lease) after deduction (from such fair market rental value) of all of Landlord's anticipated expenses of reletting (unless Tenant's default occurs during the last 6 months of the Term, in which case Landlord's anticipated expenses of reletting shall not be deducted). If Landlord elects to pursue its rights and remedies under Subsection (b), then Landlord shall at any time have the further right and remedy to rescind such election and pursue its rights and remedies under Subsection (a). For purposes of any reletting, Landlord is authorized to decorate, repair, alter and improve the Premises to the extent deemed necessary by Landlord, in its sole, but reasonable, discretion. If the Premises are relet and a sufficient sum is not realized therefrom, to satisfy the payment, when due, of Base Rent and Additional Rent reserved under the Lease for any monthly period (after payment of all Landlord's reasonable expenses of reletting), then Tenant shall, in Landlord's sole judgment, either (i) pay any such deficiency monthly or (ii) pay such deficiency on an accelerated basis, which accelerated deficiency shall be discounted at a rate of six percent (6%) per annum. If Landlord fails to relet the Premises, then Tenant shall pay to Landlord the sum of (x) the projected costs of Landlord's reasonable expenses of reletting (including the anticipated costs of repairs, alterations, improvements, additions, legal fees and brokerage commissions) as reasonably estimated by Landlord and (y) the accelerated amount of Base Rent and Additional Rent due under the Lease for the balance of the Term, discounted at a rate of six percent (6%) per annum. Tenant agrees that Landlord may file suit to recover any sums due to Landlord hereunder from time to time and that such suit or recovery of any amount due Landlord hereunder shall not be any defense to any subsequent action brought for any amount not theretofore reduced to judgment in favor of Landlord. In the event Landlord elects, pursuant to Subsection (b) of this Section 22.2, to terminate Tenant's right of possession only, without terminating this Lease, Landlord may, at Landlord's option, enter into the Premises, remove Tenant's Property, Tenant's signs and other evidences of tenancy, and take and hold possession thereof, as provided in Section 20 hereof, provided, however, that such entry and possession shall not terminate this Lease or release Tenant, in whole or in part, from Tenant's obligation to pay the Base Rent and Additional Rent reserved hereunder for the full Term, or from any other obligation of Tenant under this Lease. Any and all property that may be removed from the Premises by Landlord pursuant to the authority of the Lease or of law, to which Tenant is or may be entitled, may be handled, removed or stored by Landlord at the risk, cost and expense of Tenant, and in no event or circumstance shall Landlord be responsible for the value, preservation or safekeeping thereof. Tenant shall pay to Landlord, upon demand, any and all expenses incurred in such removal and all storage charges against such property so long as the same shall be in Landlord's possession or under Landlord's control. Any such property of Tenant not retaken from storage by Tenant within thirty (30) days after the end of the Term, however terminated, shall be conclusively presumed to have been conveyed by Tenant to Landlord under this Lease as in a bill of sale, without further payment or credit by Landlord to Tenant.

      22.3  Additional Rights of Landlord. Any and all costs, expenses and
            -----------------------------
disbursements, of any kind or nature, incurred by Landlord or Agent in connection with the enforcement of any and all of the terms and provisions of this Lease, including reasonable attorneys' fees (through all appellate proceedings), shall be due and payable (as Additional Rent) upon Landlord's submission of an invoice therefor. All sums advanced by Landlord or Agent on account of Tenant under this Section, or pursuant to any other provision of this Lease, and all Base Rent and Additional Rent, if delinquent or not paid by Tenant and received by Landlord when due hereunder, shall bear interest at the rate of five percent (5%) per annum above the "prime" or "reference" or "base" rate of interest publicly announced as such, from time to time, by The First National Bank of Chicago, from the due date thereof until paid, and such interest shall be and constitute Additional Rent and be due and payable upon Landlord's or Agent's submission of an invoice therefor. The various rights, remedies and elections of Landlord reserved, expressed or contained herein are cumulative and no one of them shall be deemed to be exclusive of the others or of such other rights, remedies, options or elections as are now or may hereafter be conferred upon Landlord by law.

     22.4  Event of Bankruptcy. In addition to, and in no way limiting the other
           -------------------
remedies set forth herein, Landlord and Tenant agree that if Tenant ever becomes the subject of a voluntary or involuntary bankruptcy, reorganization, composition, or other similar type proceeding under the federal bankruptcy laws, as now enacted or hereinafter amended, then: (a) "adequate assurance of future performance" by Tenant and/or any assignee of Tenant pursuant to Bankruptcy Code
Section 365 will include (but not be limited to) payment of an additional/new security deposit in the amount of three (3) times the then current Base Rent payable hereunder; (b) any person or entity to which this Lease is assigned pursuant to the provisions of the Bankruptcy Code, shall be deemed, without further act or deed, to have assumed all of the obligations of Tenant arising under this Lease on and after the effective date of such assignment. Any such assignee shall, upon demand by Landlord, execute and deliver to Landlord an instrument confirming such assumption of liability, (c) notwithstanding anything in this Lease to the contrary, all amounts payable by Tenant to or on behalf of Landlord under this Lease, whether or not expressly denominated as "Rent", shall constitute "rent" for the purposes of Section 502(b)(6) of the Bankruptcy Code; and (d) if this Lease is assigned to any person or entity pursuant to the provisions of the Bankruptcy Code, any and all monies or other considerations payable or otherwise to be delivered to Landlord or Agent (including Base Rent, Additional Rent and other amounts hereunder), shall be and remain the exclusive property of Landlord and shall not constitute property of Tenant or of the bankruptcy estate of Tenant. Any and all monies or other considerations constituting Landlord's property under the preceding sentence not paid or delivered to Landlord or Agent shall be held in trust by Tenant or Tenant's bankruptcy estate for the benefit of Landlord and shall be promptly paid to or turned over to Landlord.

SECTION 23: BROKER
            ------

      Tenant covenants, warrants and represents that the broker set forth in
Section 1.8(A) was the only broker to represent Tenant in the negotiation of this Lease ("Tenant's Broker"). Landlord covenants, warrants and represents that the broker set forth in Section 1.8(B) was the only broker to represent Landlord in the negotiation of this Lease ("Landlord's Broker"). Landlord shall be solely responsible for paying the commission of Landlord's Broker. Each party agrees to and hereby does defend, indemnify and hold the other harmless against and from any brokerage commissions or finder's fees or claims therefor by a party claiming to have dealt with the indemnifying party and all costs, expenses and liabilities in connection therewith, including, without limitation, reasonable attorneys' fees and expenses, for any breach of the foregoing. The foregoing indemnification shall survive the termination of this Lease for any reason.

SECTION 24: MISCELLANEOUS
            -------------

      24.1  Merger. All prior understandings and agreements between the parties
            ------
are merged in this Lease, which alone fully and completely expresses the agreement of the parties. No agreement shall be effective to modify this Lease, in whole or in part, unless such agreement is in writing, and is signed by the party against whom enforcement of said change or modification is sought.

      24.2  Notices. Any notice required to be given by either party pursuant to
            -------
this Lease, shall be in writing and shall be deemed to have been properly given, rendered or made only if personally delivered, or if sent by Federal Express or other comparable commercial overnight delivery service, addressed to the other party at the addresses set forth below (or to such other address as Landlord or Tenant may designate to each other from time to time by written notice), and shall be deemed to have been given, rendered or made on the day so delivered or on the first business day after having been deposited with the courier service:

If to Landlord:   Peter Murphy
                  C/o First Highland
                  65 Sprague Street
                  Hyde Park, MA 02136

If to Tenant:     Maxwell Shoe Co., Inc.
                  101 Sprague Street
                  Hyde Park, MA 02136
                  Attention:_________________

      24.3  Non-Waiver. The failure of either party to insist, in any one or
            ----------
more instances, upon the strict performance of any one or more of the obligations of this Lease, or to exercise any election herein contained, shall not be construed as a waiver or relinquishment for the future of the performance of such one or more obligations of this Lease or of the right to exercise such election, but the Lease shall continue and remain in full force and effect with respect to any subsequent breach, act or omission. The receipt and acceptance by Landlord or Agent of Base Rent or Additional Rent with knowledge of breach by Tenant of any obligation of this Lease shall not be deemed a waiver of such breach.

      24.4  Legal Costs. Any party in breach or default under this Lease (the
            -----------
"Defaulting Party") shall reimburse the other party (the "Nondefaulting Party") upon demand for any legal fees and court (or other administrative proceeding) costs or expenses that the Nondefaulting Party incurs in connection with the breach or default, regardless whether suit is commenced or Judgment entered. Such costs shall include legal fees and costs incurred for the negotiation of a settlement, enforcement of rights or otherwise. Furthermore, in the event of litigation, the court in such action shall award to the party in whose favor a judgment is entered a reasonable sum as attorneys' fees and costs, which sum shall be paid by the losing party. Tenant shall pay Landlord's attorneys' reasonable fees incurred in connection with Tenant's request for Landlord's consent under provisions of this Lease governing assignment and subletting, or in connection with any other act which Tenant proposes to do and which requires Landlord's consent.

      24.5  Parties Bound. Except as otherwise expressly provided for in this
            -------------
Lease, this Lease shall be binding upon, and inure to the benefit of, the successors and assignees of the parties hereto. Tenant hereby releases Landlord named herein from any obligations of Landlord for any period subsequent to the conveyance and transfer of Landlord's ownership interest in the Property. In the event of such conveyance and transfer, Landlord's obligations shall thereafter be binding upon each transferee (whether Successor Landlord or otherwise). No obligation of Landlord shall arise under this Lease until the instrument is signed by, and delivered to, both Landlord and Tenant.

      24.6  Recordation of Lease. The parties agree to execute and record a
            --------------------
Notice of Lease in recordable form for recording with the Suffolk and Norfolk County Registries of Deeds.

      24.7  Survival of Obligations. Upon the expiration or other termination of
            -----------------------
this Lease, neither party shall have any further obligation nor liability to the other except as otherwise expressly provided in this Lease and except for such obligations as, by their nature or under the circumstances, can only be, or by the provisions of this Lease, may be performed after such expiration or other termination.

      24.8  Governing Law; Construction. This Lease shall be governed by and
            ---------------------------
construed in accordance with the laws of the Commonwealth of Massachusetts. If any provision of this Lease shall be invalid or unenforceable, the remainder of this Lease shall not be affected but shall be enforced to the extent permitted by law. The captions, headings and titles in this Lease are solely for convenience of reference and shall not affect its interpretation. This Lease shall be construed without regard to any presumption or other rule requiring construction against the party causing this Lease to be drafted. Each covenant, agreement, obligation, or other provision of this Lease to be performed by Tenant, shall be construed as a separate and independent covenant of Tenant, not dependent on any other provision of this Lease. All terms and words used in this Lease, regardless of the number or gender in which they are used, shall be deemed to include any other number and any other gender as the context may require. This Lease may be executed in counterpart and, when all counterpart documents are executed, the counterparts shall constitute a single binding instrument.

      24.9  Time. Time is of the essence of this Lease. If the time for
            ----
performance hereunder falls on a Saturday, Sunday or a day that is recognized as a holiday in the state in which the Property is located, then such time shall be deemed extended to the next day that is not a Saturday, Sunday or holiday in said state.

      24.10  Authority of Tenant. If Tenant is a corporation, partnership,
             -------------------
association or any other entity, it shall deliver to Landlord, concurrently with the delivery to Landlord of an executed Lease, certified resolutions of Tenant's directors or other governing person or body (i) authorizing execution and delivery of this Lease and the performance by Tenant of its obligations hereunder and (ii) certifying the authority of the party executing the Lease as having been duly authorized to do so.

      24.11  WAIVER OF TRIAL BY JURY. THE LANDLORD AND THE TENANT, TO THE
             -----------------------
FULLEST EXTENT THAT THEY MAY LAWFULLY DO SO, HEREBY WAIVE TRIAL BY JURY IN ANY ACTION OR PROCEEDING BROUGHT BY ANY PARTY TO THIS LEASE WITH RESPECT TO THIS LEASE, THE PREMISES, OR ANY OTHER MATTER RELATED TO THIS LEASE OR THE PREMISES.

      24.12  Joint and Several Liability. All parties signing this Lease as
             ---------------------------
Tenant shall be jointly and severally liable for all obligations of Tenant hereunder.

      24.13  Intentionally Deleted.
             ---------------------

      24.14  Riders. All Riders and Exhibits attached hereto and executed (or
             ------
initialed) both by Landlord and Tenant shall be deemed to be a part hereof and hereby incorporated herein.

      24.15  Intentionally Deleted.
             ----------------------

      24.16 Partial Invalidity. If any provision of this Lease or its application to any Person or circumstance is held to be invalid or unenforceable the remainder of this Lease, or the application of the provision to Persons or circumstances other than those as to which it is held invalid or unenforceable, will not be affected, and each provision of this Lease will be enforced to the fullest extent permitted by law.

      IN WITNESS WHEREOF, Landlord and Tenant have duly executed this Lease as of the day and year first above written.

                        LANDLORD:       Highland Sprague Associates, L.P., a
                                        Massachusetts limited partnership

                                        By:     Shadeland Corporation., a
                                                Massachusetts corporation, its
                                                general partner

                                                /s/ Peter F. Murphy
                                                --------------------------------
                                                By:  PETER F. MURPHY
                                                     ---------------------------
                                                Its: Asst. Secretary
                                                     ---------------------------


                        TENANT:         Maxwell Shoe Co., Inc.

                                        /s/ James J. Tinager
                                        ----------------------------------------

                                                By:  JAMES J. TINAGER
                                                     ---------------------------
                                        Its:         EVP
                                                --------------------------------

LEASE EXHIBIT A

Property:       See legal description attached hereto.

                                                                COLLECTOR'S COPY

[Illegible] Approved by Commissioner of Revenue


                        THE COMMONWEALTH OF MASSACHUSETTS

                                 CITY OF BOSTON

                          OFFICE OF COLLECTOR OF TAXES

EDWARD J. COLLINS JR.          Collector of Taxes

                                      2001

                                 REAL ESTATE TAX

                                   3RD QUARTER

                                                              MAIL CHECKS TO:

                                                                         BOX 130

                                                           BOSTON, MASS. 02101

                                                                          [SEAL]

                                                         MAKE CHECKS PAYABLE TO:

                                                            THE CITY OF BOSTON

----------------------------------------------
W/       PARCEL NO.     BILL NO.      BANK NO.
16       12984-000      117050
----------------------------------------------   -------------------------------
LOCATION        101 SPRAGUE ST                   TAX DUE              18589.65
----------------------------------------------   -------------------------------
PLEASE DETACH AND RETURN WITH YOUR PAYMENT       COST
                                                 -------------------------------
                                                 INTEREST

                                                 -------------------------------
                                                 PAY THIS AMT. BY
                                                 02/01/2001           18589.65

        SHAPIRO GEORGE TRSTS
        C/O FIRST HIGHLAND
        65 SPRGUE ST
        HYDE PARK MA    02136

                       1181298400001000018589650000000003

                       THE COMMONWEALTH OF MASSACHUSETTS         CUSTOMER'S COPY
                                 CITY OF BOSTON

                          OFFICE OF COLLECTOR OF TAXES

                                      2001

                                 REAL ESTATE TAX

                                   3RD QUARTER

------------------------------------------------------------------------
              RESIDENTIAL     OPEN SPACE      COMMERCIAL      INDUSTRIAL
 TAX RATE          1               2               3               4
PER $1,000   -----------------------------------------------------------
                 10.58           10.58           30.17           30.17
------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
BANK NO.   LOCATION: 101 SPRAGUE ST             WARD            PARCEL NO.              BILL NO.
                                                 18             12984-000                117050
-------------------------------------------------------------------------------------------------
CLASS      DESCRIPTION   SPECIAL ASSESSMENTS    TOTAL FULL VALUATION                      2396000
-------------------------------------------------------------------------------------------------
                                                RESIDENTIAL EXEMPTION
                                                -------------------------------------------------
I          LAND                                 TOTAL TAXABLE VALUATION                   2396000
I          BLDG                                 -------------------------------------------------
                                                1ST PREL. OVERDUE
                                                -------------------------------------------------
                                                2ND PREL. OVERDUE
                                                -------------------------------------------------
                                                SPEC. ASSMT.
                                                -------------------------------------------------
                                                WATER & SEWER CHARGES
                                                -------------------------------------------------
                                                TOTAL TAX & SPEC. ASSMNT. DUE            72287.32
                                                -------------------------------------------------
                                                PERSONAL EXEMPTION
-------------------------------------------------------------------------------------------------
TOTAL BUILDINGS    LAND AREA  70048             PAYMENTS TO DATE/CREDITS                 35108.02
-------------------------------------------------------------------------------------------------
                                                NET TAX & SPEC. ASSMNT. DUE              37179.30
                                                -------------------------------------------------
SHAPIRO GEORGE TRSTS                            1ST TAX PYMT. DUE BY FEB. 1, 2001        18589.65
C/O FIRST HIGHLAND                              -------------------------------------------------
65 SPRGUE ST                                    2ND TAX PYMT. DUE BY MAY 1, 2001         18589.65
HYDE PARK MA    02136                           -------------------------------------------------
                                                TAX DUE                                  18589.65
Make checks payable to: THE CITY OF BOSTON/     -------------------------------------------------
Office Hours 9 A.M. to 5 P.M. Mon. thru Fri.    COST
                                                -------------------------------------------------
Mail checks to: COLLECTOR OF TAXES, Box 130,    INTEREST
Boston, Massachusetts 02101                     -------------------------------------------------
                                                PAY THIS AMT. BY
Interest at the rate of 14% per annum will      02/01/2001                               18589.65
accrue on overdue payments from the due date
until payment is made.

  This form approved by Commission of Revenue.

             EDWARD J. COLLINS JR.
                               Collector of Taxes

------------------------------------------------

                              SEE REVERSE SIDE FOR

                              IMPORTANT INFORMATION

                   IMPORTANT   ABATEMENT APPLICATIONS MUST BE
                   FILED BY 02/01/2001. DEADLINE FOR PAYMENT
                        WITHOUT INTEREST IS 02/01/2001.

                       1181298400001000018589650000000003

LEASE EXHIBIT B

                                PLAN OF PREMISES

                                    [GRAPHIC]

LEASE EXHIBIT C

                       LANDLORD'S REPAIRS AND IMPROVEMENTS
                       -----------------------------------

Prior to January 1, 2002, Landlord will perform the following at Landlord's expense at 101 Sprague Street in Hyde Park (Boston), MA:

Warehouse & Office Area
-----------------------

      To remain "As-is"

Building Exterior
-----------------

1. Landlord will install ten (10) KAWNEER(R) (or equivalent) aluminum, framed window systems along the southwest side of the building (total window size is approximately 4' x 6'). Glazing shall be LOF Eclipse or Solarcool Grey insulating units. Said system to be caulked on the exterior with tenant responsible for finish on interior. Landlord agrees to coordinate location of windows with Tenant provided that such locations do not require structural work.

1. Install Exterior insulated finish system (E.I.F.S.) similar to Dryvit(R) to the exterior soffitt section of the front office area.

1. Paint exterior wall (masonry block). Color and Design to be presented to Tenant prior to commencement of work.

1. Landscaping around the buildings north wall to provide for employee sitting area. This work has already been completed with the exception of grass seed.

1.    Attached is the revised parking plan.

Delays in the completion of the Work Items as a result of Tenant's actions or inactions, governmental or municipal delays, in the issuance of permits or licenses, or any other delay beyond the reasonable control of the Landlord shall have no effect on the commencement of this Lease. Landlord agrees to complete the Work Items in a diligent and workmanlike manner.